Exhibit 99.1

Confidential 1 Private & Confidential Unlocking Mass EV Adoption with Extreme Fast Charging Batteries Management Presentation December 2025 Confidential

2 Confidential This presentation is being furnished solely for informational purposes in connection with the proposed business combination (the “de - SPAC” or the “Business Combination”) between StoreDot Ltd . (the “Company” or “StoreDot”) and Andretti Acquisition Corp . II (the “SPAC” or “Andretti”) . No Representation or Warranty None of the Company, the SPAC, or their respective representatives makes, and each hereby expressly disclaims, any representation or warranty, express or implied, as to the reasonableness of the assumptions made in this presentation or the accuracy or completeness or the information contained in or incorporated by reference herein . None of the Company, the SPAC, or their respective representatives will have any liability for any representations or warranties, express or implied, contained in, or omissions from, this presentation . The data contained herein is derived from various internal and external sources . None of the Company, the SPAC, or their respective representatives assumes any obligation to provide the recipient with access to any additional information or to update the information in this presentation . No Offer or Solicitation This presentation is for informational purposes only and does not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any offer, sale or solicitation of securities in any jurisdiction in which such offer, sale or solicitation would be unlawful . Any offering of securities will be made only by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933 , as amended, and applicable regulations Industry and Market Data The information contained in this presentation also includes information provided by third parties . None of the Company, the SPAC or any third parties that provide information to the Company guarantee the accuracy, completeness, timeliness or availability of any information . Neither the Company nor the SPAC is responsible for any errors or omissions (negligent or otherwise), regardless of the cause, or the results obtained from the use of such content . Neither the Company nor the SPAC gives any express or implied warranties, and each of them expressly disclaims any responsibility or liability for direct, indirect, incidental, exemplary, compensatory, punitive, special or consequential damages, costs, expenses, legal fees or losses (including lost income or profits and opportunity costs) in connection with the use of the information herein . Forward - Looking Statements Certain statements contained in this communication regarding matters that are not historical facts are forward - looking statements . These include statements regarding the potential of StoreDot’s product candidates, the rate of adoption of electric vehicle technology in general and specific battery technology in particular, the size and growth of StoreDot’s addressable markets, StoreDot’s pathway to embedded commercialization, the number of vehicles anticipated to adopt StoreDot’s technology and the licensing fees to StoreDot therefor, StoreDot’s cash runway and anticipated use of net proceeds from and the prospects for the Business Combination ; therefore, you are cautioned not to place undue reliance on them . The outcome of any forward - looking statement cannot be guaranteed, and actual results may differ materially from those projected . None of Pubco, Andretti, and StoreDot undertakes any obligation to publicly update any forward - looking statement, whether as a result of new information, future events or otherwise, except to the extent required by law . Pubco, Andretti and StoreDot use words such as “aim,” “anticipate,” “assume,” “believe,” “contemplate,” “continue,” “could,” “due,” “estimate,” “expect,” “goal,” “intend,” “may,” “objective,” “plan,” “predict,” “potential,” “positioned,” “seek,” “should,” “target,” “will,” “would,” and other similar expressions that are predictions of or indicate future events and future trends, or the negative of these terms or other comparable terminology . Such forward - looking statements are based on the expectations of Pubco, Andretti, or StoreDot, and involve risks and uncertainties ; consequently, actual results may differ materially from those expressed or implied in the statements due to a number of factors, including, but not limited to : scientific and technological developments in the battery, electric vehicles and drone industries ; StoreDot’s financial condition, including StoreDot’s ability to obtain the funding necessary to advance the development of its products and StoreDot’s cash runway ; the size of the market opportunity for StoreDot’s products ; StoreDot’s competitive position and the success of competing technologies that are or may become available ; StoreDot’s anticipated research and development activities and projected expenditures ; existing regulations and regulatory developments in applicable jurisdictions ; the effect of global economic and political developments, including geopolitical tensions with China and Russia, on StoreDot’s business operations and financial condition ; and StoreDot’s intellectual property position, including the scope of protection StoreDot is able to establish and maintain for its products . In addition, it is possible that Pubco, Andretti and StoreDot may not be able to consummate the Business Combination on the terms indicated herein or at all . If StoreDot is not able to raise sufficient capital or if Andretti’s investors redeem an excess amount of capital held in trust, StoreDot could have a capital deficit, which may require it to raise additional capital following the Business Combination, which in turn could cause dilution to investors . New factors emerge from time to time, and it is not possible for Pubco, Andretti, or StoreDot to predict all such factors, nor can Andretti, StoreDot, or Pubco assess the impact of each such factor on the business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward - looking statements . None of Pubco, Andretti, and StoreDot undertakes any obligation to update such forward - looking statements to reflect events or circumstances after the date of this communication, except as required by law . Additional Information Pubco, Andretti, and StoreDot intend to file with the Securities and Exchange Commission (the “SEC”) a Registration Statement on Form F - 4 (as may be amended, the “Registration Statement”), which will include a preliminary proxy statement of Andretti and a prospectus in connection with the proposed Business Combination among Andretti, Pubco, Andretti Merger Sub, StoreDot Merger Sub, and StoreDot pursuant to the Business Combination Agreement. The definitive proxy statement and other relevant documents will be mailed to shareholders of Andretti as of a record date to be established for voting on Andretti’s proposed Business Combination with StoreDot. SHAREHOLDERS OF ANDRETTI AND OTHER INTERESTED PARTIES ARE URGED TO READ, WHEN AVAILABLE, THE PRELIMINARY PROXY STATEMENT, AND AMENDMENTS THERETO, AND THE DEFINITIVE PROXY STATEMENT IN CONNECTION WITH ANDRETTI’S SOLICITATION OF PROXIES FOR THE SPECIAL MEETING OF ITS SHAREHOLDERS TO BE HELD TO APPROVE THE BUSINESS COMBINATION BECAUSE THESE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION ABOUT ANDRETTI, STOREDOT, PUBCO AND THE BUSINESS COMBINATION. Shareholders will also be able to obtain copies of the Registration Statement and the proxy statement/prospectus, without charge, once available, on the SEC’s website at www . sec . gov or by directing a request to : Andretti Acquisition Corp . II, 100 Kimball Place, Suite 550 , Alpharetta, GA . Participants in the Solicitation Pubco, Andretti, StoreDot, and their respective directors, executive officers and members, as applicable, may be deemed to be participants in the solicitation of proxies from the shareholders of Andretti in connection with the Business Combination. Andretti’s shareholders and other interested persons may obtain more detailed information regarding the names, affiliations, and interests of certain of Andretti executive officers and directors in the solicitation by reading Andretti’s final prospectus filed with the SEC on September 5, 2024 in connection with Andretti’s initial public offering (“IPO”), Andretti’s Annual Report on Form 10 - K for the year ended December 31, 2024, as filed with the SEC on March 25, 2025 and Andretti’s other filings with the SEC. A list of the names of such directors and executive officers and information regarding their interests in the Business Combination, which may, in some cases, be different from those of shareholders generally, will be set forth in the Registration Statement relating to the Business Combination when it becomes available. These documents can be obtained free of charge from the source indicated above. Trademarks The Company has proprietary rights to trademarks used in this presentation that are important to its business, many of which are registered under applicable intellectual property laws. This presentation also contains trademarks, trade names and service marks of other companies, which are the property of their respective owners. Solely for convenience, trademarks, trade names and service marks referred to in this presentation may appear without the ®, or SM symbols, but such references are not intended to indicate, in any way, that the Company will not assert, to the fullest extent permitted under applicable law, its rights or the right of the applicable licensor to these trademarks, trade names and service marks. The Company does not intend that the use or display of other parties' trademarks, trade names or service marks imply, and such use or display should not be construed to imply, a relationship with, or endorsement or sponsorship of us by the Company, or any other parties. Disclaimer

Confidential StoreDot / Andretti SPAC: Extreme Fast Charging Ready For Market INVESTMENT HIGHLIGHTS Technology Solves Key Charging Challenge Extreme Fast Charging (XFC) Capability of 100 Miles in 5 Minutes eliminates the #1 barrier to mass EV adoption of charging and range anxiety and is supported by leading IP Portfolio of 90 registered and 11 pending patents developed over 12+ years of dedicated R&D Visibility on Near - Term Commercialization Shipping Volume Samples to Global OEMs, with solution moving from lab - proof to production - ready product samples as of Sept. 2025 De - Risked Scalability with Asset Light Model Manufacturing Partnerships in South Korea and China validates key advantage of Fast, Cost Effective integration into existing large - scale battery manufacturing infrastructure $800M Pre - Money Equity Valuation Strong momentum in equity valuations of QuantumScape ($7,110M & +112% YTD), Solid Power ($1,034M & +135% YTD), and Amprius ($1,604M & +271% YTD) 1 Strong Backing and Validation Track Record Strategic Investors include Daimler, Volvo, Polestar, VinFast, BP, TDK, and Samsung which provide a clear path to proving technology with leading OEM partners Andretti Platform Value Proposition Access to public capital & strategic investors in conjunction with deep automotive sector expertise and strong product - market fit between StoreDot’s XFC charging technology and Andretti’s association with speed and performance Source: Factset as of 12/1/2025. (1) $M figures refer to equity value and % figures refer to YTD share price performance. 3

4 Confidential StoreDot & Andretti Introductions

Today's Speakers



Doron Myersdorf

CEO and Co-founder

Doron is the founder of StoreDot. Prior to founding the Company, he served as Senior Director of SanDisk SSD Business Unit, establishing and managing the division in Israel, building its product strategy. Earlier, at Semiconductor Operations Management, Doron managed West Coast US operations.



Meir Halberstam

Chief Financial Officer

Meir is a senior finance executive with deep experience across startups and global tech companies. He was CFO of Broadcom (AVGO) Israel, leading multiple M&As, and previously served as CFO EMEA at Convergys (CVG), overseeing operations and business activities in 30+ countries. Meir held senior roles at Civcom and Radview SW (RDVW), where he led the company from seed stage to a NASDAQ IPO.



William J. (Bill) Sandbrook

Executive Chairman and Chairman of the Board

Bill is the Executive Chairman and the Chairman of the board of directors of Andretti since May 2024. From 2021 to 2024, he was the Co-Chief Executive Officer and the chairman of the board of directors of Andretti Acquisition Corp. (NYSE:WNNR). Bill has extensive corporate management experience, serving as the President, Chief Executive Officer and Chairman of the board of directors of U.S. Concrete, Inc.



William M. (Matt) Brown

CEO

Matt has served as the Chief Executive Officer and Principal Financial and Accounting Officer of Andretti since May 2024. During 2024, Matt served on the board of directors of Zapata Computing, Inc. Prior to joining Andretti in 2024, Matt served from 2022 to 2024 as the President and Chief Financial Officer, and from 2021 to 2022, as the Chief Financial Officer, of Andretti Acquisition Corp.

StoreDot Confidential 5

Andretti Overview

ANDRETTI ACQUISITION CORP. II

Led by Leading Public Company Executives & the Legendary Andretti Racing Family



William (Bill) Sandbrook
Executive Chairman and Chairman of the Board of Directors

- Former Co-CEO and Chairman, Andretti Acquisition Corp. (NYSE: WNNR)
- Former Chairman of the National Ready-Mixed Concrete Association
- Independent Director at Comfort Systems USA (NYSE: FIX) and Knife River (NYSE: KNF)
- Former Chairman & CEO of U.S. Concrete, Inc. (NASDAQ: USCR)
- Former President and CEO at CRH / Oldcastle Products and Distribution
- Graduate of the U.S. Military Academy at West Point, and served 13 years in the U.S. Army



William M. (Matt) Brown
Chief Executive Officer

- Former President & CFO, Andretti Acquisition Corp. (NYSE: WNNR)
- Former Director, Zapata Computing (NASDAQ: ZPTA)
- Former EVP and CFO of Forterra (NASDAQ: FRTA)
- Former SVP and CFO of U.S. Concrete, Inc. (NASDAQ: USCR)
- Former Investment Banker at Citigroup
- Former U.S. Navy SEAL Officer
- Graduate of the U.S. Naval Academy in Annapolis, MD and the Wharton School



Michael Andretti
Special Advisor and Director

- Former Co-CEO and Director, Andretti Acquisition Corp. (NYSE: WNNR)
- Founder and Strategic Advisor, and former CEO and Chairman, of Andretti Global
- INDYCAR World Champion
- 42 race victories as a driver, the fourth-most of all time
- Andretti Global boasts over 260 race wins, including five Indy 500 victories, and four INDYCAR championships



Mario Andretti
Special Advisor

- 111 race wins
- Only driver ever to win the Indy 500 (1969), Daytona 500 (1967) and become the Formula One World Champion (1978)
- With his final IndyCar win in April 1993, Mario became the first driver to have won IndyCar races in four different decades
- In American pop culture, his name has become synonymous with speed

Leadership team with decades of public company operating and acquisition experience

A history of producing long-term value creation for multiple public and private companies

Michael founded and built Andretti Global, with racing teams in 7 racing series and over 100 sponsors

Today, Andretti Global is one of the most recognized brands in automotive & racing, known by 75% Americans

U.S. Concrete Case Study

Bill Sandbrook & Matt Brown

- ~24x EBITDA Growth(1)
- 35+ Strategic Acquisitions
- 25x Market Value Creation(2)
- ~3x EBITDA Margin Growth(3)
- ~98% Market Value Creation(4)

MOIC Comparison: Select Public Equities vs US Concrete Since 2012


25x
19x
10x
10x
9x
4x
US CONCRETE
amazon
(5)
Google
STANDARD &POOR'S 500

Source: Company filings, S&P Capital IQ.
(1) Represents USCR EBITDA growth from 2011 to 2019.
(2) Represents total stock return for USCR shareholders from 1/1/12 to 8/26/21.
(3) Represents USCR EBITDA margin growth from LTM Q2 2012 to LTM Q2 2015.
(4) Represents annualized return for USCR shareholders from 8/14/12 to 8/25/15.
(5) Facebook starting date is May 18, 2012.

StoreDot Confidential

6

StoreDot – Leading Battery Licensing Innovator

Funding Raised and Key Backers

- StoreDot has raised $200M to date from top tier global investors including: Daimler, Polestar, OLA Electric, BP[1], Eve[1], Samsung[1], TDK, Vinfast[1], and Volvo
- StoreDot recently announced a JDA with Tier 1 EU OEM to accelerate EV commercialization of fast charging
- This partnership marks another pivotal step in StoreDot's path to widespread commercialization use

Value Proposition

A Leading Western Extreme Fast Charging ("XFC"): Power Up Faster, Go Further

- **Asset Light Advantage:** Royalty-based licensing model minimalizes CapEx requirements
- **IP Advantage:** 90 registered / 11 pending Patents safeguard innovation across XFC Components
- **Global OEMs Engaged:** EV Prototype (Polestar 5) and multiple battery samples delivered and tested for commercialization collaboration

Competitive Differentiation via Unique Business Model

- **Global Footprint:** R&D in Israel and the US
- **Partner Enabled Cell Production:** Manufacturing Partnerships in China and Korea; and Business Development in Europe
- **Speed to Market and Flexibility:** Diversified commercialization timelines and production locations
- **Platform Versatility:** BEV, Drones, and eVTOL

Opportunity via TAM and Unit Economics

Per Vehicle Licensing Fees

Battery Pack Size		Price per KWh		Royalty Assumption		Revenue per Vehicle
80 KWh / Car						$257
85 KWh / Car	X	$71	X	4.5%	=	$273
90 KWh / Car						$289

Positioned to scale in a market driven by continued global EV adoption

Note:
(1) Investment via SPVs and/or affiliates.

StoreDot Confidential
7

8 Confidential StoreDot’s Founder - Led Multi - Disciplinary Team Carl - Peter’s career as an automotive industry leader spans more than three decades. He was most recently Group CEO of Tata Motors, including its Jaguar Land Rover unit. He previously held several senior executive roles, including President of GM Europe, Chairman of Saab, Chairman and Managing Director of Opel AG. Carl - Peter Forster Chairman – 2 Year Tenure Doron is the founder of StoreDot. Prior to founding the Company, he served as Senior Director of SanDisk SSD Business Unit, establishing and managing the division in Israel, building its product strategy. Earlier, at Semiconductor Operations Management, Doron managed West Coast US operations. Doron Myersdorf CEO and Co - founder – 12 Year Tenure Meir is a senior finance executive with deep experience across startups and global tech companies. He was CFO of Broadcom (AVGO) Israel, leading multiple M&As, and previously served as CFO EMEA at Convergys (CVG), overseeing operations and business activities in 30+ countries. Meir held senior roles at Civcom and Radview SW (RDVW), where he led the company from seed stage to a NASDAQ IPO. Meir Halberstam Chief Financial Officer – 8 Year Tenure Yaron Fein Executive VP R&D – 7 Year Tenure As Executive VP R&D at StoreDot, Yaron manages the various R&D groups from organic Synthesis, inorganic nanomaterials all the way to the scaled - up product. Yaron brings 25 years of R&D experience to StoreDot. Before joining StoreDot, Yaron held several management positions as VP R&D in Siklu and bTendo. David Lee Chief Science Officer – 3 Year Tenure Hilit Bar - lev Chief People Officer – 8 Year Tenure Tamir Ben - Moshe VP Global Operations – 3 Year Tenure As StoreDot's Chief People Officer, Hilit is responsible for StoreDot's strategy, planning and execution of programs for talent, organization & people. Prior to StoreDot, Hilit worked as an organizational consultant with global hi - tech companies such as ECI Telecom and Commtouch Software Ltd. Tamir oversees all operations activities at StoreDot, working with key OEM partners, suppliers. He has over a decade of experience working across the pharmaceutical, technology, automotive, energy and aerospace industries. Before joining StoreDot he served as Head of Supply Chain Management at Landa. As the global CSO of StoreDot, Dr. Lee oversees the company’s current and future technology roadmap while also heading the US R&D center. Prior to joining StoreDot, David served as a general manager of the materials research center at Evergrande NEV.

9 Confidential Delivering 10 - minute EV charging to the mass market through a capital - light, OEM - ready model Asset - light licensing model No need to build gigafactories – StoreDot licenses XFC chemistry to existing cell makers Drop - in compatible Works on today’s Li - ion production lines, slashing CAPEX and time - to - market for OEMs OEM - validated & scaling 10 + global OEMs in active programs ; A & B samples currently being validated 100+ patent IP moat Silicon - dominant anode delivers 100 miles in 5 min charging, protected by 90 Registered and 11 Pending patents A strategic, Western - based battery solution that reduces global dependence on China - centric supply chains

10 Confidential Company Overview

StoreDot Battery Technology Solves the Charging Time Barrier…

StoreDot

What We Do

StoreDot Licenses XFC EV Battery Technology in Partnership with Leading OEMs

StoreDot Battery



✓ XFC Battery Technology

- A leading XFC battery delivering on both range and longevity
- Full ownership of chemistry and battery R&D

✓ Global Leadership

- Global business with headquarters in Israel
- Highly experienced business and technology teams

✓ Partnership Model

- In process of commercialization, employing asset-light licensing model with multiple global EV OEMs
- A & B samples currently being validated with EV OEMs

StoreDot's investors and OEMs: BP[1], Daimler, Eve[1], OLA Electric, Polestar, Samsung[1], TDK, Vinfast[1], Volvo

Electric Vehicle Adoption is expected to reach **>~35%** by 2030…

…but **charging time** is the **#1** concern for Consumers

StoreDot **Extreme Fast Charging ("XFC") batteries** are **the** embedded solution

Note:
(1) Investment via SPVs and/or affiliates.

StoreDot Confidential 11

12 Confidential Skills Style Strategy System Staff Structure …Supported by a Strategic Go - to - Market Business Model A Shared Vision of Commercial Effectiveness Partnership Driven, Embedded Battery Strategy • Iterative Development with OEMs • Bespoke, Custom Solutions for OEMs Lean Organizational Structure • Business Development driven by C - Suite • Dedicated R&D team works to develop battery solutions Agile, OEM Adjacent Commercial Capabilities • Pragmatic, commercialization approach in tandem with OEMs • Emphasis on leveraging tech and business relationships Asset - Light, Licensing Business System • Contract manufacturing model with OEMs reduces CapEx needs • In - house R&D team supports OEM battery development initiatives Paradigm Changing Technological R&D Capabilities • Own and develop fast charging technology with the OEMs protected by 100 patents • Work with partner OEMs to push solution envelope for XFC batteries Leading Edge Technical and Commercial Human Capital • 15+ PHDs • Veteran management team with strong OEM relationships

13 Confidential 4 6 59 54 57 51 49 46 43 39 36 32 27 23 19 12 10 62 64 67 69 2020 2021 2022 2023 2024 2025 2026 2027 2028 2029 2030 2031 2032 2033 2034 2035 2036 2037 2038 2039 2040 China Europe US RoW Global Long - term Passenger BEV Sales by Market 1 (M Vehicles) Large & Growing Addressable Market for Battery Solutions StoreDot’s Silicon Based XFC Technology is a Near - Term Actionable Solution in a sizeable market, with 2/3 of future volume anticipated to be ex - China Source: (1) BloombergNEF.

StoreDot's Unique XFC Technology

Holistic approach to fast charging lithium-ion batteries



Cathode
High-capacity stable active material
Conductive additives
Binder
StoreDot
Anode
Nanostructuring
Composite materials
Binders
Conductive additives
Electrolyte & Separator
Low viscosity co-solvents and organic additives
Ceramic coated, optimized porosity

Extreme charging rate
>50% reduction in charging time with same price trajectory

High energy density
>330 Wh/kg and >860 Wh/L, silicon dominant anode with minimal compromise on the energy density and cycle life due to XFC

Long cycle life
Controlled swelling / expansion; no battery degradation for >2,000 consecutive cycles

Standard cooling compatibility
Proven in a Polestar 5, StoreDot's technology requires no modifications to the vehicle's cooling system

Standard production process
Utilizing existing Li-ion manufacturing lines (drop-in); no CAPEX needed

Environmentally sustainable
Circular carbon footprint and battery tracking system

StoreDot Confidential 14

15 Confidential Battery Chemistry Competitive Advantage Clear advantages for nano - silicon over graphite as anode active material Replacing Graphite with Silicon Increases Energy Density and Enables Fast Charging

16 Confidential Sources: P3 group & InsideEvs (1) (2) StoreDot 100in5 extrapolated from single cell test data, scaled to 74kWh pack using 350kWh - 500A charging station. Thermal Management System (TMS) adaptation as required. Based off actual test results from Polestar after 2 years of technology validation. 0 50 100 150 200 250 300 350 400 0 10 20 30 40 50 60 State of Charge (SoC) [%] 70 80 90 100 Charging power [kW] OEM 1 OEM 3 OEM 6 OEM 2 OEM 4 OEM 5 Consistent, Reliable Charging Rate at Any State of Charge 100in5: 100 miles charged in 5 minutes Today’s fast charging solutions • Charging rate slows significantly as the battery fills up StoreDot’s extreme fast charging 1 • 100 miles charged in 5 minutes at any state - of - charge, no matter how full or drained the battery is • Chemistry enables high charge rate, even in the 60 - 80% SoC range • Enables consistent 350kW charging Actual Polestar 5 Test Results 2 Is at least 2 times better than all the rest

StoreDot's Holistic Cell Design is Competitively Differentiated…

Silicon-dominant anode provides significant performance and scalability advantages

	Category	Silicon-dominant anode Li-ion battery		All Solid State Battery	Li-ion battery (Gr/ Gr+Si)	XFC with LFP Cathode
		StoreDot	Competition			
	Selected Players	StoreDot	amprius, ENEVATE, ENOVIX	Solid Power, QuantumScape, ProLogium	TESLA, LG Energy Solution, CATL, SAMSUNG SDI	BYD
Performance	Gravimetric energy density >300Wh/kg	●	●	●	○	○
Performance	XFC Capability	●	◔	◔	○	◕
Performance	High Cycle Life >2000 (consecutively XFC)	●	○	○	○	◑
Scalability	Ease of Manufacturability	●	◑	◔	●	?
Scalability	Cost Effectiveness	◑	◔	◔	◕	◕
Scalability	Maturity	●	◔	◔	●	●

Legend ● Positive ○ Negative

Source: Management Analysis

StoreDot Confidential
17

18 Confidential Company Solid - State (Anode Free), Li - Metal Silicon Anode XFC Core Technology New Factories Required Drop in for Existing Manufacturing Infrastructure Manufacturing 12 - 15 Minutes (Planned) 10 Minutes (Proven) Fast Charging (10% - 80%) High (Planned) High (Proven) Energy Density 400 (Planned) 2500 (Proven) XFC Life - Cycle VW VW, Polestar, VinFast, Renault Key Partners Ducati Scooter Polestar 5 Vehicle Prototyping Premium Standard Cell Cost Unknown with Risk UN 38.3 Regulations (Proven) 1 Safety $7,110M Public 2 $1,104M Pro Forma 2 Valuation Select Public Company Analysis StoreDot is strongly differentiated versus QuantumScape Sources: Company Website and Factset as of 12/1/2025. (1) (2) Spec validated by 7 OEMs. $1,104M StoreDot pro forma equity value and $7,110M QuantumScape equity value as of 12/1/2025.

Defensible IP Moat – Patent Dominance in Silicon Dominant Anode Fast Charging Segment for BEVs

XFC Chemistry → XFC Cell Design → XFC System → Designed for Safety

StoreDot's patent portfolio

- Anodes
- Cathodes
- Electrolytes
- Binders
- Separators
- Production processes
- Systems


90
Granted patents
11
Pending patents

Active materials	Enables both XFC with high energy density
Organic binders	Improves mechanical stability through optimizing independence to current flow
Electrode composition	Reduces mechanical strain and prevents undesired side reactions between the electrodes and electrolyte
Organic electrolyte	Reduces resistance and improves cycling, shelf, and calendar life
Formation process	Prevents irreversible electrolyte reactions and optimizes XFC cycle life
System and cell design	Optimize charging and energy density via CTP, while improving cost, cycle life, and safety

StoreDot Confidential 19

StoreDot's Silicon Anode Advantage

Highly Flexible Approach with Reduced Capital Needs

Technology Licensing Strategy

Description	StoreDot licenses XFC battery technology to the OEMs for a royalty fee, with OEMs producing the XFC batteries using their capabilities
Target Customers	Global OEMs with existing battery production / supply agreements

Business Model



StoreDot licenses XFC Technology to OEMs
Operating Fees & Investment
EV OEMs
StoreDot
MFG OEMs
OEM Pays ~4.5% Royalty to StoreDot
Technology Transfer & Operations

Core StoreDot Tech Proposition

- **Fully compatible ('drop-in') with existing Li-ion production lines and equipment; using deployed CAPEX**
- **Competitive cost structure aligned with industry's trajectory**
- **Proven solution available in various form-factors**
- **Multi sourcing for all key materials**

StoreDot Confidential 20

Key Battery OEMs

Demonstrable Progress with Key Battery OEMs

EVE Energy Co. LTD

- **Established:** 2001
- **GwH:** 150
- **HQ:** Huizhou, Guangdong, China
- **Manufacturing Line Locations:** Jingmen (PRC), Jingzhou (PRC), Qidong (PRC), Kulim (Malaysia), Debrecen (Hungary)
- **Key Projects:**
  - Exploring the option of manufacturing an XFC optimized side terminal prismatic
  - Currently negotiating a project quote

Kumyang Co. LTD

- **Established:** 1955
- **GwH:** 16.2
- **HQ:** Busan, Korea
- **Manufacturing Line Location:** Busan (Korea)
- **Key Projects:**
  - Landmark licensing agreement to bring XFC cylindrical cells to mass production
  - Kumyang will license StoreDot's ground-breaking XFC technology and implement it in their cylindrical cell production lines

StoreDot Confidential 21

StoreDot's Integrated Global Network

Ongoing programs with OEMs worldwide complemented by strategically located sales, R&D, and manufacturing centers


Business Development Office
OEM
OEM
OEM
OEM
OEM
OEM
OEM
OEM
OEM
OEM
StoreDot R&D Center
StoreDot HQ
EVE
Manufacturing
KUMYANG
Manufacturing
JR ENERGY
Joint Venture
Partnerships
StoreDot

Platform

Israel – HQ and R&D Hub
- Majority of personnel based outside of Tel Aviv
- Global production footprint and customer base

Europe – Business Development
- Business development based out of Europe
- Local coverage of European based OEMs

The US – R&D Center & Sample Production
- R&D presence in the US to support North American OEMs
- First prismatic sample cell produced in Partnership with Flex|N|Gate

Partnerships

Multiple Global Partnerships
- Leading Global OEMs
- Diversified Commercialization timelines

Korea – Sample Cell Production
- Sample cell production with ETS
- Delivers samples for OEM testing

China – Cell Production
- Cell production Partnership with EVE Energy in Huizhou, Guangdong, China
- Flexibility in production location depending on customer preference

StoreDot Confidential 22

23 Confidential Commercialization R&D Milestones B Sample - EV Form Factor Cell C Sample – Production Validation Cell A Sample – Spec Verification Cell Alpha Sample Technology Validation Stage Low Volume Beta Sample Cell Design Validation Stage Medium Volume Final Product Mass Production Samples High Volume Milestone Chemistry & Material Finalized, Advanced Safety and Thermal Testing Milestone Manufacturing Process & Production Line Readiness Commercialization Ready Milestone Target XFC Performance Reached, Basic Safety Requirements Met

EV OEM Pipeline for StoreDot XFC Commercialization

A Sample In Technology Validation process — **4 OEMS**

Awaiting Cylindrical **B Samples** – Q4 to perform cell validation — **5 OEMS**

B Sample In Cell Design Validation process — **6 OEMS**

Commercial Launch — StoreDot **Embedded Solution**

Region	Relationship	Next Stage	Key Criteria	Status
EU	~3 Years	RFQ during H2 2025 for Cylindrical battery format	14-minute charging and commercial scale	RFQ in process
Asia	~3 Years	Finalize A-Sample this year, test B-Sample early next year	Meet cost, performance, and scaled manufacturing requirements for B-Sample	2026 target to finalize B-Sample and mass production 2027/8
EU	~2 Years	Define XFC Cell format	Achieve technical specs and safety	Prototyping B-Sample in process
EU	~3 Years	Define XFC Cell format	Achieve technical specs and safety	Prototyping B-Sample in process
EU	~1 Year	Analyze 4695 cell test results	RFQ and nomination process	Waiting for RFQ
EU	~2 Years	Sign JDA and license agreement	A-Sample for Prismatic, B-Sample for Cylindrical	Pending agreement execution
USA	~3 Years	Finalize Prismatic test results and define go-forward plan	Define JDA for 900Wh/l with B sample maturity level	JDA discussions
USA	~3 Years	Post successful testing, initiate JDA program	Top management decision	Pending C-level direction
Asia	~1 Year	Continue 30Ah pouch cell testing under new protocol	No metallization	Pending testing
EU	~3 Years	Begin “100in4” pouch cell testing	Meet defined KPIs	Testing in progress

StoreDot Confidential 24

25 Confidential Recent News and Future Opportunities Partnership Expansion Continues on a Global Scale US OEM Q3/Q4 2025 Completed safety testing with positive results. Management level to decide on the next phase. EU OEM Q3 2025 Si gned a landmark JDA (July 2025) with a commercialization plan and licensing terms US OEM Q2/Q3 2025 Pouch cell samples in testing, cylindrical samples to be shipped during Q4 American Branch of Japanese OEM Q3 2025 Completed 6 - month cell analysis with positive results; Management level to decide on the next phase. EU OEM Q3 2025 Prismatic project based on a new design concept US OEM Q3 2025 Cylindrical samples to be shipped during Q4 EU OEM Q2/Q3 2025 Highest Priority Project at European OEM with a high - performance brand, initiating cylindrical cell integration JR Energy Solution (Korea) Q1 2025 Signed MOU to explore a joint venture that will focus on non - BEV end markets Kumyang (Korea) – Q1 2025 Access to a state - of - the - art non - China Cylindrical mass production line via a licensing agreement and a potential JV for mass production

StoreDot's asset-light licensing potentially unlocks significant revenue upside

Per-vehicle royalties on XFC battery packs can convert a growing BEV market into a sizeable, scalable revenue opportunity

Total Number of BEV Passenger Vehicles



10-100k cars
100k-1M cars
1M+ cars
~0.2%[2]
~1.4%[2]
~3.5%[2]
36M[1]
39M[1]
43M[1]
Market Commercialization Ramp

StoreDot's A & B Samples target a growing BEV Market

StoreDot Share of BEV Market
Total BEV Market

Illustrative Unit Economics

Battery Pack Size, KWh/car		Price per KWh		Royalty Assump.		Revenue p. Vehicle
80						$289
85	×	$71[2]	×	4.5%	=	$273
90						$257

Illustrative StoreDot Revenues[3]

Illustrative Revenue Per Vehicle [2]	Implied Market Sizing, # of cars[4] ~54K	~560K	~1.5M	~5.0M
$289	$16M	$162M	$434M	$1445M
$273	$15M	$153M	$410M	$1365M
$257	$14M	$144M	$386M	$1285M

Technology licensing companies generally expected to have 50% EBITDA Margin

StoreDot Confidential

Sources:
(1) BNEF Report (July 2024)., Please refer to page 13 for full chart.
(2) StoreDot Management Estimates.
(3) Illustrative StoreDot Revenue based on Unit Economic Framework above which represents current OEM platforms where StoreDot is in A / B sample or RFQ for the platform, and BEV Market Adoption Projections for those platforms by BNEF as of 06/24.
(4) Please refer to Total Number of BEV Passenger Vehicles chart in Top Left.

26

27 Confidential Transaction Overview

Transaction Summary

Andretti (Nasdaq: POLE) intends to combine with StoreDot at a $1,104M pro forma equity value[1]

StoreDot extreme fast charging battery solution solves the key barrier for EV adoption – range and charging anxiety

StoreDot's low-Capex licensing business model is positioned to scale, driven by surging EV adoption globally

StoreDot is currently working with 10+ automotive OEMs in testing and validation, with mass commercialization in the near-term

Note:
(1) Post-money pro forma equity value. Please refer to page 29 for additional details.

StoreDot Confidential 28

Summary of Key Deal Terms

Transaction Highlights

- Business Combination between Andretti Acquisition Corp II SPAC and Israeli-Incorporated StoreDot Ltd
- Will provide critical growth capital to support commercialization
- Diversified post-money ownership

Sources & Uses

Sources	Value ($M)	%
Cash-In-Trust [1]	$242.0	23.2%
Equity Rollover	800.0	76.8%
Total Sources	**$1,042.0**	**100.0%**

Uses	Value ($M)	%
Equity Rollover	$800.0	76.8%
Cash to Balance Sheet	222.3	21.3%
Estimated Fees & Expenses [2,3]	19.7	1.9%
Total Uses	**$1,042.0**	**100.0%**

SPAC LOI Transaction Terms

Items	Terms
SPAC Cash-in-Trust – assumes 0% Redemptions	$242M
StoreDot Pro Forma Equity Value	$1,104M
StoreDot Pro Forma Enterprise Value	$882M
Implied Valuation to Existing StoreDot Shareholders	$800M

Pro Forma Valuation

Valuation Build	
PF Shares Outstanding (M) [4,5,6]	110.4
Share Price ($)	$10.00
Equity Value ($M)	**$1,104.1**
(-) Cash	($222.3)
(+) Debt	$0.0
Enterprise Value ($M)	**$881.8**

Pro Forma Ownership

Pro Forma Ownership	Shares (M)	%
Equity Rollover [4]	80.0	72.5%
SPAC Public [5]	23.0	20.8%
SPAC Sponsor / Founder [6]	6.5	5.9%
Advisors [2,3]	0.9	0.8%
Total Shares	**110.4**	**100.0%**



5.9%
0.8%
20.8%
72.5%
Equity Rollover
SPAC Public Shares
SPAC Sponsor Shares
Advisors

Notes:
(1) Assumes $0 million is redeemed from Andretti's $242 million trust account.
(2) Estimated Fees & Expenses in the Sources & Uses does not include $9M in equitized fees for Advisors.
(3) Up to 1.6M shares may be issued to Advisors, which would reduce, in part, cash transaction expenses, based on actual redemptions.
(4) Includes rolled in-the-money options and warrants on an as-converted basis.
(5) Excludes awards reserved under new equity incentive plan to be adopted at the closing. Assumes redemption price for SPAC public shares is $10.00 per share.
(6) Includes 0.8 million private placement shares.

StoreDot Confidential 29

30 Confidential 7.4x 31.8x NA 17.3x 10.3x NA $6,179 $1,587 $791 $882 $7,110 $1,604 $1,034 $1,104 $140,106 $21,119 $12,457 $9,787 $21,815 $13,241 $10,434 $1,104 $882 Select Public Company Analysis Sources: Factset as of 12/1/2025; NA indicates not available. (1) StoreDot uses a different licensing business model than traditional, capital intensive battery manufacturing comps. Technology Licensing Businesses 1 2 Traditional, Capital Intensive Battery Manufacturers ($ in millions) ($ in millions) Enterprise Value / Forward (2 - Year) Revenue Multiple 20.7x 9.4x 59.1x /8.6x 3 Enterprise Value Equity Value Enterprise Value Equity Value (2) (3) Reflects pro - forma LOI valuation; assumes no redemptions. Given the early stage of QuantumScape, this represents a 2 - year and 4 - year forward estimate. available from Factset as of 12/1/2025. 2 $143,246

Valuation Comparison versus QuantumScape

Clear pathway to value realization as EV battery technology reaches maturity


StoreDot
QuantumScape
($ in millions)
QuantumScape's valuation has climbed as the company hit key sample milestones and introduced new production technologies
$1,104
$2,470
$3,400
$3,040
$10,658[1]
$7,110
YTD High
Current
StoreDot Pro Forma Equity Value[2]
Dec-31-2022 Equity Value
Dec-31-2023 Equity Value
Dec-31-2024 Equity Value
2025 Current Equity Value

Visible catalyst path for value
Battery developers have tended to re-rate as technology progresses

$1,104M pro forma equity value[2]
StoreDot offers battery tech with a near-dated commercialization plan

Earlier path to partner-line readiness
Production-ready XFC technology with established manufacturing partnerships to support scaled production capabilities

Source: Factset as of 12/1/2025.
(1) Implied peak equity value based on high price of $19.07 on 10/15/2025 and Implied Shares Outstanding of 558.93m.
(2) Post-money pro forma equity value. Please refer to page 29 for additional details.

StoreDot Confidential 31

32 Confidential